UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period:	June 1, 2016 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 16

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Trustee approval of management contract	13

Financial statements	17

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

January 10, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance history as of 11/30/16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Returns for the six-month period are not annualized, but cumulative.

RECENT BROAD MARKET INDEX AND FUND PERFORMANCE

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/16. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

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Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

Bob, how did the fund perform during the six-month reporting period ended November 30, 2016?

It was a solid period for equities overall, as the global investment environment was characterized by the strong relative performance of assets further out on the risk spectrum. On a global basis, the MSCI All Country World Index [ND] returned 3.67% for the six months. A substantial portion of this gain in global stock prices was attributable to the strong performance of U.S. equities, as well as those in emerging-market economies. The S&P 500 Index, a broad measure of the U.S. stock market, returned 6.01% during the period, far surpassing the –1.25% return of the MSCI EAFE Index [ND], which measures the performance of equities in the developed markets outside of the United States. By contrast, emerging-market stocks as represented by the MSCI Emerging Markets Index [GD] returned 8.67%.

Against this mixed backdrop, Putnam Dynamic Asset Allocation Equity Fund posted a solid gain for the six-month period, returning 5.16%, excluding sales charges. This result compares with a return of 5.50% for the fund’s custom benchmark.

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This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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What factors influenced the investment environment during the six-month period?

The period was defined in large part by two major geopolitical events, one at the start of the six months and one at the end. The first of these came in late June with the surprise results of the United Kingdom’s “Brexit” referendum, in which voters chose for Great Britain to exit the European Union. Global markets sold off sharply in the immediate aftermath of the Brexit vote, but they snapped back quickly as investors assimilated the news and began regarding the dip as a buying opportunity. The other major event was the U.S. presidential election. Uncertainties about the election’s outcome overshadowed the equity markets during the early fall. With the unexpected election of Mr. Trump in early November, however, U.S. equity markets began to rally strongly in anticipation that the new regime would usher in fiscal stimulus in the form of tax reform, infrastructure spending, and business deregulation.

The combination of these two events made it a strong period in the U.S. equity markets. This was particularly true for small-cap stocks, which, as measured by the Russell 2000 Index, were up by more than 15% during the six months, with most of that gain coming on optimism about the potential for tax reform and deregulation under the Trump administration. International equities did not fare quite as well. Political uncertainties in the aftermath of the Brexit vote continued to weigh on stocks in the developed markets and particularly those in Europe. Meanwhile, emerging-market stocks performed well, with much of their gains due to stabilizing energy prices.

What helped and what hurt the fund’s performance relative to its composite benchmark?

We seek to add value in two basic ways —through asset allocation strategies and through active security selection within those allocations. Both strategies, in aggregate, ended close to flat during the six-month period.

In asset allocation, our preference for U.S. equities over international developed-market stocks benefited from the relative disparity between these two segments of the asset class. Furthermore, our preference for smaller-capitalization stocks, from an allocation perspective, was a positive, as small caps showed remarkable strength during the period, much of it in response to expectations that the incoming U.S. president would promote more business-friendly policies.

Security selection had uneven results as well. We typically employ a security selection strategy that uses quantitative research and analysis to assemble a portfolio of U.S. large-cap stocks that we believe will outperform the broad market. While this strategy had a slow start in 2016, it bounced back nicely during the six-month reporting period, and our security selection among U.S. large caps was especially helpful to our relative performance. Strong large-cap equity selection was balanced by some weakness in U.S. small-cap selection and emerging-market equity selection. The fund did benefit from an active currency strategy in which we moved into and out of various world currencies depending on their attractiveness relative to the U.S. dollar.

Did you make any major strategy shifts during the period?

For the most part, no. We did, however, become somewhat more optimistic in our view of domestic equities toward the end of the six-month period. The uptick in equity prices following the U.S. presidential election aside, the reason for our optimism was based

Dynamic Asset Allocation Equity Fund 5

more on the historical seasonality of the equity markets. The fourth calendar quarter tends to be a very favorable period for equity markets, both in terms of absolute and risk-adjusted returns, and the month of December has been the best-performing month by far in the equity markets on a historical basis. For this reason, we felt justified in continuing to prefer U.S. equities.

What is your outlook over the next several months?

We expect the markets to remain bullish on equities, at least in the short term. We believe we will continue to see incremental growth in the U.S. economy, which we believe could translate into further incremental growth among domestic stocks. Compared with much of the rest of the world, we believe the U.S. economy continues to be among the healthiest. Ongoing negotiations between Britain and the European Union will bear watching in the coming months and could introduce volatility into the equity markets, in our view. Although energy markets seemed to have stabilized for the moment, we will be keeping a close watch on how the supply and demand dynamics of the global energy industry affect prices and how those dynamics may affect the current strength of many emerging-market economies.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Dynamic Asset Allocation Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (1/23/09)
Before sales charge	181.03%	14.06%	78.05%	12.23%	18.34%	5.77%	2.63%	5.16%

After sales charge	164.87	13.20	67.81	10.91	11.54	3.71	–3.27	–0.89

Class P (8/31/16)
Net asset value	181.23	14.07	78.18	12.25	18.42	5.80	2.72	5.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Russell 3000 Index	221.47%	16.03%	96.03%	14.41%	28.36%	8.68%	8.31%	6.93%

Putnam Equity
Blended Index†	184.68	14.25	75.97	11.97	18.77	5.90	6.06	5.50

Lipper Multi-Cap
Core Funds
category average *	189.85	14.40	82.03	12.64	20.71	6.42	5.82	6.08

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6 month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/16, there were 765, 748, 650, 565, and 449 funds, respectively, in this Lipper category.

† Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Dynamic Asset Allocation Equity Fund 7

Fund price and distribution information For the six-month period ended 11/30/16

	Class A		Class P

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/16	$11.05	$11.72	—

8/31/16*	—	—	$11.41

11/30/16	11.62	12.33	11.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of class P shares.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (1/23/09)
Before sales charge	187.01%	14.20%	81.26%	12.63%	18.19%	5.73%	7.50%	8.78%

After sales charge	170.51	13.35	70.84	11.31	11.39	3.66	1.31	2.52

Class P (8/31/16)
Net asset value	187.14	14.21	81.34	12.64	18.24	5.74	7.56	8.84

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class P

Net expenses for the fiscal year ended 5/31/16*	0.87%	0.63%**

Total annual operating expenses for the fiscal year ended 5/31/16	1.38%	1.14%**

Annualized expense ratio for the six-month period ended 11/30/16	0.93%	0.64%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Although the fund’s distribution and service (12b-1) plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees. Should the Trustees decide in the future to approve payments under the plan, this prospectus will be revised.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/17.

** Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 6/1/16 to 11/30/16. For a new class, the expenses shown are for the period from the inception date of the class to 11/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P ‡

Expenses paid per $1,000 *†	$4.78	$1.63

Ending value (after expenses)	$1,051.60	$1,019.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 11/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 6/1/16 to 11/30/16, they would have been higher.

Dynamic Asset Allocation Equity Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P

Expenses paid per $1,000 *†	$4.71	$3.24

Ending value (after expenses)	$1,020.41	$1,021.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 11/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI ACWI (All Country World Index) Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements

Dynamic Asset Allocation Equity Fund 13

for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected

14 Dynamic Asset Allocation Equity Fund

the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U. S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on

Dynamic Asset Allocation Equity Fund 15

a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2015. Your fund’s class A share cumulative total return performance at net asset value was negative and exceeded the return of its benchmark over the one-year period ended December 31, 2015 and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2015. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

16 Dynamic Asset Allocation Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 17

The fund’s portfolio 11/30/16 (Unaudited)

COMMON STOCKS (85.1%)*	Shares	Value

Advertising and marketing services (0.3%)

Hakuhodo DY Holdings, Inc. (Japan)	1,200	$13,929

Publicis Groupe SA (France)	215	13,933

WPP PLC (United Kingdom)	6,711	143,501

		171,363

Aerospace and defense (1.5%)

Bharat Electronics, Ltd. (India)	2,006	42,174

Korea Aerospace Industries, Ltd. (South Korea)	544	30,852

Northrop Grumman Corp.	1,804	450,369

Raytheon Co.	2,951	441,293

Thales SA (France)	420	40,952

		1,005,640

Agriculture (—%)

Adecoagro SA (Argentina) †	1,633	17,930

		17,930

Airlines (0.8%)

Aeroflot PJSC (Russia) †	7,498	15,656

ANA Holdings, Inc. (Japan)	18,000	49,923

Asia Aviation PCL NVDR (Thailand) †	173,200	31,796

Delta Air Lines, Inc.	7,700	370,986

easyJet PLC (United Kingdom)	619	7,667

Japan Airlines Co., Ltd. (Japan)	500	14,794

Qantas Airways, Ltd. (Australia)	12,349	30,093

		520,915

Automotive (1.0%)

Fiat Chrysler Automobiles NV (Italy)	8,036	62,010

Fuji Heavy Industries, Ltd. (Japan)	1,300	52,782

Hino Motors, Ltd. (Japan)	1,400	14,207

Kia Motors Corp. (South Korea)	937	29,976

Lear Corp.	1,445	187,142

Mazda Motor Corp. (Japan)	3,000	48,092

Peugeot SA (France) †	2,981	43,979

Renault SA (France)	981	77,292

Valeo SA (France)	1,142	63,551

Visteon Corp.	1,319	103,766

		682,797

Banking (6.3%)

Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	19,791	33,361

Banco Macro SA ADR (Argentina)	594	41,099

Banco Santander SA (Spain)	23,240	106,057

Bank of China, Ltd. (China)	129,000	58,708

Bank of New York Mellon Corp. (The)	5,631	267,022

Bank Tabungan Negara Persero Tbk PT (Indonesia)	151,400	18,433

BNP Paribas SA (France)	3,029	175,859

Capital One Financial Corp.	627	52,693

Citigroup, Inc.	17,612	993,141

Concordia Financial Group, Ltd. (Japan) †	9,300	42,718

Credicorp, Ltd. (Peru)	427	66,907

Fukuoka Financial Group, Inc. (Japan)	8,000	34,614

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.1%)* cont.	Shares	Value

Banking cont.

Grupo Supervielle SA ADR (Argentina) † S	1,681	$23,904

Industrial & Commercial Bank of China, Ltd. (China)	98,000	60,014

Itau Unibanco Holding SA ADR (Preference) (Brazil)	5,326	55,071

JPMorgan Chase & Co.	15,390	1,233,816

Kasikornbank PCL NVDR (Thailand)	6,200	29,454

Mitsubishi UFJ Financial Group, Inc. (Japan)	25,742	150,710

Moneta Money Bank AS (Czech Republic) †	7,360	24,048

Popular, Inc. (Puerto Rico)	2,370	96,341

Raiffeisen Bank International AG (Austria) †	986	17,959

Regions Financial Corp.	13,748	186,148

Resona Holdings, Inc. (Japan)	18,700	89,916

Sberbank of Russia PJSC ADR (Russia)	8,245	82,369

Shinhan Financial Group Co., Ltd. (South Korea)	1,179	44,475

Societe Generale SA (France)	2,733	117,201

State Bank of India (India)	10,960	41,367

Sumitomo Mitsui Financial Group, Inc. (Japan)	4,107	150,990

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	200	7,255

Woori Bank (South Korea)	1,626	16,690

		4,318,340

Beverage (1.5%)

Coca-Cola Amatil, Ltd. (Australia)	18,319	129,730

Diageo PLC (United Kingdom)	1,664	41,671

Dr. Pepper Snapple Group, Inc.	2,646	229,514

PepsiCo, Inc.	6,173	617,917

		1,018,832

Biotechnology (1.7%)

Amgen, Inc.	4,203	605,526

Biogen, Inc. †	681	200,262

Celgene Corp. †	1,199	142,093

Gilead Sciences, Inc.	2,592	191,030

		1,138,911

Broadcasting (1.0%)

Discovery Communications, Inc. Class A † S	19,261	521,780

Liberty SiriusXM Group Class A †	2,351	85,341

RTL Group SA (Belgium)	555	37,685

		644,806

Building materials (0.6%)

Asahi Glass Co., Ltd. (Japan)	2,000	12,989

Boral, Ltd. (rights) (Australia) † F	989	329

Boral, Ltd. (Australia)	2,196	8,157

Masco Corp.	9,215	291,655

Nien Made Enterprise Co., Ltd. (Taiwan)	2,000	22,401

Owens Corning	2,065	106,100

		441,631

Cable television (0.1%)

Cable One, Inc.	55	32,508

Sky PLC (United Kingdom)	1,592	15,557

		48,065

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (85.1%)* cont.	Shares	Value

Chemicals (1.2%)

Asahi Kasei Corp. (Japan)	6,000	$53,363

BASF SE (Germany)	2,305	197,406

Cabot Corp.	604	30,762

Celanese Corp. Ser. A	1,524	120,884

Covestro AG (Germany)	612	39,267

Evonik Industries AG (Germany)	3,726	103,836

Hansol Chemical Co., Ltd. (South Korea)	328	24,466

Hitachi Chemical Co., Ltd. (Japan)	1,500	32,909

Kuraray Co., Ltd. (Japan)	2,000	28,285

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,500	22,735

Shin-Etsu Chemical Co., Ltd. (Japan)	400	29,579

W. R. Grace & Co.	673	43,920

Yara International ASA (Norway)	1,942	71,984

		799,396

Commercial and consumer services (1.0%)

Aggreko PLC (United Kingdom)	1,098	11,231

Compass Group PLC (United Kingdom)	6,138	105,084

Dai Nippon Printing Co., Ltd. (Japan)	11,000	104,034

Euronet Worldwide, Inc. †	661	47,407

Flight Centre Travel Group, Ltd. (Australia)	774	19,090

Global Payments, Inc.	451	30,916

Industrivarden AB Class A (Sweden)	1,536	28,292

Itausa — Investimentos Itau SA (Brazil)	9,200	23,421

Reed Elsevier PLC (United Kingdom)	2,242	38,494

Securitas AB Class B (Sweden)	540	7,923

ServiceMaster Global Holdings, Inc. †	2,222	84,925

TransUnion †	899	26,817

Vantiv, Inc. Class A †	2,378	134,191

		661,825

Communications equipment (0.6%)

Cisco Systems, Inc.	10,186	303,747

Motorola Solutions, Inc.	1,333	106,973

		410,720

Computers (2.5%)

Amadeus IT Holding SA Class A (Spain)	1,516	68,601

Apple, Inc.	8,227	909,248

Brocade Communications Systems, Inc.	10,393	128,250

HP, Inc.	17,997	277,154

NCR Corp. †	2,421	93,814

Nuance Communications, Inc. †	4,445	72,053

Xerox Corp.	18,360	171,666

		1,720,786

Conglomerates (0.2%)

Siemens AG (Germany)	1,346	151,972

		151,972

Construction (0.4%)

Adhi Karya Persero Tbk PT (Indonesia)	143,800	20,266

China State Construction International Holdings, Ltd. (China)	26,000	42,034

Kajima Corp. (Japan)	4,000	28,041

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.1%)* cont.	Shares	Value

Construction cont.

Promotora y Operadora de Infraestructura SAB de CV (Mexico)	2,913	$25,531

Sika AG (Switzerland)	8	38,816

Skanska AB (Sweden)	3,263	75,005

Taisei Corp. (Japan)	7,000	50,662

Unique Engineering & Construction PCL (Thailand)	32,200	16,064

		296,419

Consumer (1.1%)

Basso Industry Corp. (Taiwan)	19,000	44,113

Christian Dior SE (France)	375	72,820

Clorox Co. (The)	1,988	229,733

Kimberly-Clark Corp.	2,400	277,464

Stanley Black & Decker, Inc.	829	98,344

		722,474

Consumer finance (0.4%)

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	16,900	77,849

Synchrony Financial	4,824	166,717

		244,566

Consumer goods (0.5%)

Estee Lauder Cos., Inc. (The) Class A	2,759	214,374

Kao Corp. (Japan)	1,900	87,473

Reckitt Benckiser Group PLC (United Kingdom)	622	52,531

		354,378

Consumer services (0.2%)

Ashtead Group PLC (United Kingdom)	3,403	66,720

B2W Cia Digital (Brazil) †	6,308	21,132

momo.com, Inc. (Taiwan)	5,000	30,512

		118,364

Containers (0.6%)

Berry Plastics Group, Inc. †	1,640	81,623

Crown Holdings, Inc. †	6,505	353,807

		435,430

Distribution (0.5%)

ITOCHU Corp. (Japan)	3,000	40,960

Jardine Cycle & Carriage, Ltd. (Singapore)	700	19,608

Pool Corp.	493	49,601

Sysco Corp.	4,463	237,655

		347,824

Electric utilities (2.3%)

Adani Transmission, Ltd. (India) †	18,888	16,074

American Electric Power Co., Inc.	1,395	82,375

Chubu Electric Power Co., Inc. (Japan)	3,100	43,504

Cia Paranaense de Energia-Copel (Preference) (Brazil)	1,900	16,264

CLP Holdings, Ltd. (Hong Kong)	8,000	78,231

E.ON SE (Germany)	9,501	62,368

Edison International	2,824	194,206

Endesa SA (Spain)	2,991	61,736

Enel SpA (Italy)	31,732	127,818

Energisa SA 144A (Units) (Brazil)	3,100	18,085

Entergy Corp.	7,383	507,434

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (85.1%)* cont.	Shares	Value

Electric utilities cont.

Iberdrola SA (Spain)	3,002	$18,033

Korea Electric Power Corp. (South Korea)	80	3,182

Power Grid Corp. of India, Ltd. (India)	18,135	50,842

PPL Corp.	5,908	197,682

RWE AG (Germany) †	2,117	26,615

Tenaga Nasional Bhd (Malaysia)	11,600	36,468

Tohoku Electric Power Co., Inc. (Japan)	2,900	33,790

Tokyo Electric Power Company Holdings, Inc. (Japan) †	2,900	10,773

		1,585,480

Electrical equipment (0.5%)

Allegion PLC (Ireland)	1,220	81,630

Honeywell International, Inc.	1,854	211,245

OSRAM Licht AG (Germany)	800	40,741

		333,616

Electronics (2.4%)

Agilent Technologies, Inc.	6,289	276,590

Exide Industries, Ltd. (India) †	7,412	19,616

L-3 Communications Holdings, Inc.	3,159	498,395

LG Display Co., Ltd. (South Korea)	355	8,503

NVIDIA Corp. S	4,862	448,276

Samsung Electronics Co., Ltd. (South Korea)	190	283,769

SK Hynix, Inc. (South Korea)	1,861	68,292

Tripod Technology Corp. (Taiwan)	20,000	45,807

		1,649,248

Energy (oil field) (1.6%)

Baker Hughes, Inc.	8,561	550,729

Schlumberger, Ltd.	5,010	421,091

Superior Energy Services, Inc.	5,526	95,268

		1,067,088

Energy (other) (0.1%)

Vestas Wind Systems A/S (Denmark)	1,187	78,453

		78,453

Engineering and construction (0.8%)

ACS Actividades de Construccion y Servicios SA (Spain)	2,321	68,170

CTCI Corp. (Taiwan)	26,000	41,113

Fluor Corp.	1,257	67,262

Jacobs Engineering Group, Inc. †	1,021	63,312

KBR, Inc.	1,798	30,045

Quanta Services, Inc. †	6,238	210,345

Vinci SA (France)	1,510	97,683

		577,930

Entertainment (0.2%)

IMAX China Holding, Inc. (China) †	5,800	28,078

Madison Square Garden Co. (The) Class A †	142	24,657

Panasonic Corp. (Japan)	1,400	14,244

Vail Resorts, Inc.	470	74,448

		141,427

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.1%)* cont.	Shares	Value

Environmental (—%)

Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	7,000	$25,366

		25,366

Financial (2.4%)

3i Group PLC (United Kingdom)	18,801	161,994

AerCap Holdings NV (Ireland) †	400	17,140

Ally Financial, Inc.	4,659	90,478

Broadridge Financial Solutions, Inc.	931	60,273

CoreLogic, Inc. †	1,356	51,162

DGB Financial Group, Inc. (South Korea)	4,170	34,136

Hana Financial Group, Inc. (South Korea)	1,083	29,784

HSBC Holdings PLC (United Kingdom)	9,860	78,364

Mebuki Financial Group, Inc. (Japan)	5,700	20,726

Mizuho Financial Group, Inc. (Japan)	95,716	169,504

Morgan Stanley	18,901	781,745

Moscow Exchange MICEX-RTS OAO (Russia)	20,360	37,315

ORIX Corp. (Japan)	6,300	98,103

Shriram Transport Finance Co., Ltd. (India)	1,316	17,389

UBS Group AG (Switzerland)	1,094	17,399

		1,665,512

Food (1.4%)

ConAgra Foods, Inc.	449	16,474

Hershey Co. (The)	2,542	245,659

Ingredion, Inc.	757	88,857

JM Smucker Co. (The)	1,363	171,670

M Dias Branco SA (Brazil)	682	23,593

MEIJI Holdings Co., Ltd. (Japan)	200	15,943

Nestle SA (Switzerland)	1,632	109,795

Sao Martinho SA (Brazil)	1,743	27,758

Tat Gida Sanayi AS (Turkey)	5,079	7,881

Tate & Lyle PLC (United Kingdom)	7,231	61,299

WH Group, Ltd. (Hong Kong)	101,500	84,403

WM Morrison Supermarkets PLC (United Kingdom)	18,749	51,023

X5 Retail Group NV GDR (Russia) †	1,911	57,330

		961,685

Forest products and packaging (0.4%)

Graphic Packaging Holding Co.	5,855	73,597

Mondi, Ltd. (South Africa)	1,619	32,635

Nine Dragons Paper Holdings, Ltd. (China)	40,000	35,119

Stora Enso OYJ Class R (Finland)	5,995	57,851

UPM-Kymmene OYJ (Finland)	2,795	63,794

		262,996

Gaming and lottery (0.3%)

Aristocrat Leisure, Ltd. (Australia)	3,140	34,781

International Game Technology PLC	1,609	41,480

TABCORP Holdings, Ltd. (Australia)	24,634	85,316

William Hill PLC (United Kingdom)	6,495	24,448

		186,025

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (85.1%)* cont.	Shares	Value

Health-care services (2.8%)

Alfresa Holdings Corp. (Japan)	500	$7,967

AmerisourceBergen Corp.	6,265	488,607

Cardinal Health, Inc.	1,107	78,608

Charles River Laboratories International, Inc. †	1,290	91,719

Fresenius SE & Co. KGaA (Germany)	71	5,096

McKesson Corp.	1,663	239,156

Medipal Holdings Corp. (Japan)	2,500	35,772

UnitedHealth Group, Inc.	5,370	850,178

WellCare Health Plans, Inc. †	1,000	137,020

		1,934,123

Homebuilding (0.2%)

Berkeley Group Holdings PLC (The) (United Kingdom)	170	5,269

Daito Trust Construction Co., Ltd. (Japan)	200	31,074

Howard Hughes Corp. (The) †	176	20,029

Taylor Wimpey PLC (United Kingdom)	7,607	14,059

Thor Industries, Inc.	549	55,213

		125,644

Household furniture and appliances (0.1%)

Coway Co., Ltd. (South Korea)	538	38,887

Electrolux AB Ser. B (Sweden)	1,705	39,755

M.Video PJSC (Russia) †	3,765	21,748

		100,390

Insurance (3.9%)

Aflac, Inc.	2,791	199,222

Ageas (Belgium)	1,055	39,375

AIA Group, Ltd. (Hong Kong)	5,200	31,710

Allianz SE (Germany)	1,058	167,963

Allied World Assurance Co. Holdings AG	1,333	62,398

Allstate Corp. (The)	5,658	395,607

Aspen Insurance Holdings, Ltd.	733	37,346

AXA SA (France)	4,503	106,093

Cathay Financial Holding Co., Ltd. (Taiwan)	39,000	57,387

China Life Insurance Co., Ltd. (Taiwan)	48,000	51,203

CNP Assurances (France)	3,122	54,828

Dongbu Insurance Co., Ltd. (South Korea)	651	40,651

Hartford Financial Services Group, Inc. (The)	5,062	238,521

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	1,398	43,529

Legal & General Group PLC (United Kingdom)	2,719	7,992

Lincoln National Corp.	4,715	302,232

Mapfre SA (Spain)	9,574	28,716

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	104	18,929

NN Group NV (Netherlands)	1,335	42,834

Ping An Insurance Group Co. of China, Ltd. (China)	11,500	63,605

Prudential Financial, Inc.	1,619	162,871

Reinsurance Group of America, Inc.	635	77,502

Swiss Life Holding AG (Switzerland)	291	80,027

Swiss Re AG (Switzerland)	1,726	158,513

Voya Financial, Inc.	4,591	178,452

Zurich Insurance Group AG (Switzerland)	101	26,399

		2,673,905

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.1%)* cont.	Shares	Value

Investment banking/Brokerage (1.1%)

Ameriprise Financial, Inc.	2,280	$260,399

Daiwa Securities Group, Inc. (Japan)	2,000	12,017

E*Trade Financial Corp. †	8,043	277,564

Investor AB Class B (Sweden)	3,846	129,832

Macquarie Group, Ltd. (Australia)	300	18,587

Macquarie Korea Infrastructure Fund (South Korea)	2,017	14,579

Partners Group Holding AG (Switzerland)	97	47,029

		760,007

Lodging/Tourism (0.1%)

Hyatt Hotels Corp. Class A †	500	25,670

TUI AG (London Exchange) (Germany)	1,314	17,304

		42,974

Machinery (0.4%)

BWX Technologies, Inc.	1,598	62,578

Kone OYJ Class B (Finland)	279	12,289

Mitsubishi Electric Corp. (Japan)	2,900	39,962

NSK, Ltd. (Japan)	1,300	14,158

Sumitomo Heavy Industries, Ltd. (Japan)	3,000	18,067

Xylem, Inc.	1,934	99,756

		246,810

Manufacturing (0.6%)

AO Smith Corp.	1,720	83,644

Carlisle Cos., Inc.	572	64,161

Crane Co.	404	29,690

Ingersoll-Rand PLC	2,727	203,271

		380,766

Media (0.8%)

Interpublic Group of Cos., Inc. (The)	7,471	179,827

Lagardere SCA (France)	618	15,187

Naspers, Ltd. Class N (South Africa)	794	115,359

Pearson PLC (United Kingdom)	6,039	59,904

Twenty-First Century Fox, Inc.	6,900	193,959

		564,236

Medical technology (0.9%)

Bruker Corp.	1,855	42,071

C.R. Bard, Inc.	1,484	312,456

Cochlear, Ltd. (Australia)	189	16,567

Hologic, Inc. †	5,023	192,280

VCA, Inc. †	1,002	62,725

		626,099

Metals (1.1%)

AngloGold Ashanti, Ltd. (South Africa) †	3,253	35,650

Boliden AB (Sweden)	3,958	101,836

Cia de Minas Buenaventura SAA ADR (Peru) †	1,611	17,995

EVA Precision Industrial Holdings, Ltd. (China)	68,000	7,539

Fortescue Metals Group, Ltd. (Australia)	5,697	24,695

Hitachi Metals, Ltd. (Japan)	700	9,147

Mitsubishi Materials Corp. (Japan)	500	14,794

Newcrest Mining, Ltd. (Australia)	387	5,584

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (85.1%)* cont.	Shares	Value

Metals cont.

Newmont Mining Corp.	9,653	$313,143

Reliance Steel & Aluminum Co.	1,072	86,939

Steel Dynamics, Inc.	2,193	77,808

Vale SA ADR (Brazil) † S	3,448	29,274

voestalpine AG (Austria)	722	27,412

		751,816

Natural gas utilities (0.8%)

Centrica PLC (United Kingdom)	17,205	45,271

Gas Natural SDG SA (Spain)	441	7,530

NiSource, Inc.	4,422	97,019

Toho Gas Co., Ltd. (Japan)	7,000	55,435

Tokyo Gas Co., Ltd. (Japan)	5,000	21,795

UGI Corp.	6,314	282,867

Vectren Corp.	568	27,877

		537,794

Oil and gas (4.3%)

BP PLC (United Kingdom)	8,393	48,690

Chevron Corp.	5,038	562,039

Exxon Mobil Corp.	10,960	956,808

Gazprom Neft PAO ADR (Russia)	2,708	42,187

Lukoil PJSC ADR (Russia)	1,238	60,513

Nabors Industries, Ltd.	11,673	187,935

Neste OYJ (Finland)	527	21,643

Occidental Petroleum Corp.	1,238	88,344

OMV AG (Austria)	3,842	124,446

Patterson-UTI Energy, Inc.	3,684	98,252

Petroleo Brasileiro SA ADR (Brazil) †	3,384	36,784

QEP Resources, Inc.	7,389	145,268

Repsol SA (Spain)	6,399	85,836

Rowan Cos. PLC Class A †	5,791	103,196

Royal Dutch Shell PLC Class A (London Exchange) (United Kingdom)	1,175	29,917

Royal Dutch Shell PLC Class B (United Kingdom)	3,201	85,416

Total SA (France)	4,712	225,532

Woodside Petroleum, Ltd. (Australia)	2,026	44,314

		2,947,120

Pharmaceuticals (4.4%)

Actelion, Ltd. (Switzerland)	346	66,486

Allergan PLC †	399	77,526

Aspen Pharmacare Holdings, Ltd. (South Africa)	1,414	29,149

Astellas Pharma, Inc. (Japan)	5,100	70,412

AstraZeneca PLC (United Kingdom)	1,049	54,247

Aurobindo Pharma, Ltd. (India)	2,828	30,606

Bayer AG (Germany)	781	73,296

Eli Lilly & Co.	1,927	129,340

GlaxoSmithKline PLC (United Kingdom)	10,418	194,443

Johnson & Johnson	8,726	971,204

Mitsubishi Tanabe Pharma Corp. (Japan)	1,200	22,562

Novartis AG (Switzerland)	1,524	104,878

Novo Nordisk A/S Class B (Denmark)	137	4,625

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.1%)* cont.	Shares	Value

Pharmaceuticals cont.

Pfizer, Inc.	17,657	$567,496

Richter Gedeon Nyrt (Hungary)	2,259	45,175

Roche Holding AG (Switzerland)	735	163,441

Sanofi (France)	2,273	182,955

Shire PLC (United Kingdom)	556	32,373

Taro Pharmaceutical Industries, Ltd. (Israel) †	123	12,566

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,133	42,714

Zoetis, Inc.	3,082	155,271

		3,030,765

Power producers (0.1%)

Concord New Energy Group, Ltd. (China)	870,000	45,426

		45,426

Publishing (0.3%)

John Wiley & Sons, Inc. Class A	364	19,965

News Corp. Class A	6,804	78,654

RR Donnelley & Sons Co.	1,064	18,503

Toppan Printing Co., Ltd. (Japan)	3,000	27,193

Wolters Kluwer NV (Netherlands)	1,457	52,352

		196,667

Railroads (0.2%)

Central Japan Railway Co. (Japan)	800	130,624

		130,624

Real estate (3.5%)

AGNC Investment Corp. R	7,079	132,094

Aldar Properties PJSC (United Arab Emirates) †	27,394	18,549

Annaly Capital Management, Inc. R	15,692	160,372

Ayala Corp. (Philippines)	1,370	20,000

Ayala Land, Inc. (Philippines)	30,900	20,443

Brandywine Realty Trust R	3,795	58,253

Brixmor Property Group, Inc. R	2,619	63,773

Camden Property Trust R	938	73,830

CBRE Group, Inc. Class A †	2,069	60,084

Chimera Investment Corp. R	4,007	67,959

Corporate Office Properties Trust R	1,403	40,154

Duke Realty Corp. R	4,684	119,114

Emaar Properties PJSC (United Arab Emirates)	29,230	54,167

Equity Commonwealth † R	1,089	31,668

Equity Lifestyle Properties, Inc. R	665	46,171

Equity Residential Trust R	4,017	241,060

Extra Space Storage, Inc. R	294	20,627

Goodman Group (Australia) R	14,255	70,318

Highwoods Properties, Inc. R	1,056	50,751

Iida Group Holdings Co., Ltd. (Japan)	1,700	32,958

Kerry Properties, Ltd. (Hong Kong)	14,000	40,070

Macerich Co. (The) R	1,036	70,334

MFA Financial, Inc. R	3,028	23,679

Mid-America Apartment Communities, Inc. R	1,103	101,068

New World Development Co., Ltd. (Hong Kong)	61,000	67,948

Nomura Real Estate Holdings, Inc. (Japan)	1,300	21,045

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (85.1%)* cont.	Shares	Value

Real estate cont.

Persimmon PLC (United Kingdom)	685	$14,517

Quality Care Properties, Inc. † R	2,207	33,105

Retail Properties of America, Inc. Class A R	1,907	29,101

Sekisui Chemical Co., Ltd. (Japan)	2,500	37,848

Senior Housing Properties Trust R	2,460	44,428

Spirit Realty Capital, Inc. R	10,775	116,262

Starwood Property Trust, Inc. R	5,012	112,620

Sun Hung Kai Properties, Ltd. (Hong Kong)	2,000	26,172

Surya Semesta Internusa Tbk PT (Indonesia)	496,800	18,879

VEREIT, Inc. R	10,223	84,749

Weingarten Realty Investors R	584	20,738

Wharf Holdings, Ltd. (The) (Hong Kong)	4,000	29,653

Wheelock and Co., Ltd. (Hong Kong)	13,000	77,264

WP Carey, Inc. R	546	31,734

		2,383,559

Restaurants (1.3%)

Darden Restaurants, Inc.	308	22,576

McDonald’s Corp.	3,215	383,453

Starbucks Corp.	8,035	465,789

		871,818

Retail (5.8%)

Amazon.com, Inc. †	1,114	836,135

Bon Fame Co., Ltd. (Taiwan)	4,000	19,201

CCC SA (Poland)	358	16,936

Harvey Norman Holdings, Ltd. (Australia)	19,808	69,479

Home Depot, Inc. (The)	5,503	712,088

J Sainsbury PLC (United Kingdom)	10,939	31,584

KAR Auction Services, Inc.	3,046	128,419

Kingfisher PLC (United Kingdom)	26,821	118,304

Koninklijke Ahold Delhaize NV (Netherlands)	8,208	161,893

Liberty Interactive Corp. Class A †	2,194	45,438

Lowe’s Cos., Inc.	6,845	482,915

Macy’s, Inc.	544	22,957

Marks & Spencer Group PLC (United Kingdom)	8,944	36,651

Matahari Department Store Tbk PT (Indonesia)	19,000	20,188

METRO AG (Germany)	1,141	34,072

Poya International Co., Ltd. (Taiwan)	2,000	25,037

PVH Corp.	1,996	211,456

Shimamura Co., Ltd. (Japan)	100	11,905

Urban Outfitters, Inc. †	2,108	66,613

Vista Outdoor, Inc. †	505	20,276

Wal-Mart de Mexico SAB de CV (Mexico)	18,819	34,600

Wal-Mart Stores, Inc.	11,261	793,112

World Fuel Services Corp.	711	31,611

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	9,000	32,431

		3,963,301

Schools (—%)

Estacio Participacoes SA (Brazil)	5,963	29,585

		29,585

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.1%)* cont.	Shares	Value

Semiconductor (1.5%)

Applied Materials, Inc.	16,464	$530,141

Maxim Integrated Products, Inc.	6,286	246,851

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	34,000	195,212

Tokyo Electron, Ltd. (Japan)	600	54,936

		1,027,140

Shipping (0.9%)

A. P. Moeller-Maersck A/S (Denmark)	34	44,838

United Parcel Service, Inc. Class B	4,432	513,757

Yangzijiang Shipbuilding Holdings, Ltd. (China)	126,500	72,369

		630,964

Software (3.3%)

Adobe Systems, Inc. †	3,780	388,622

Amdocs, Ltd.	3,529	208,105

GungHo Online Entertainment, Inc. (Japan)	11,600	25,754

Intuit, Inc.	796	90,489

Microsoft Corp.	22,169	1,335,904

NetEase, Inc. ADR (China)	88	19,721

Tencent Holdings, Ltd. (China)	7,600	189,792

		2,258,387

Technology (—%)

SoftBank Corp. (Japan)	300	17,601

		17,601

Technology services (4.3%)

Alibaba Group Holding, Ltd. ADR (China) † S	1,689	158,800

Alphabet, Inc. Class A †	1,742	1,351,583

AtoS SE (France)	758	78,231

Computer Sciences Corp.	4,920	298,300

CSRA, Inc.	1,873	59,955

Dell Technologies, Inc. — VMware, Inc. Class V †	2,068	110,762

eBay, Inc. †	12,225	339,977

Facebook, Inc. Class A †	4,441	525,903

Mixi, Inc. (Japan)	600	20,899

		2,944,410

Telecommunications (1.3%)

BT Group PLC (United Kingdom)	10,802	48,264

China Mobile, Ltd. (China)	6,500	70,937

Eutelsat Communications SA (France)	571	10,279

Juniper Networks, Inc.	13,706	377,463

NICE, Ltd. (Israel)	424	27,943

NTT DoCoMo, Inc. (Japan)	4,043	92,730

Orange SA (France)	3,561	51,821

PCCW, Ltd. (Hong Kong)	7,000	4,070

Safaricom, Ltd. (Kenya)	123,641	24,237

Telenor ASA (Norway)	4,454	65,675

Telstra Corp., Ltd. (Australia)	24,911	92,897

Vodafone Group PLC (United Kingdom)	11,534	27,894

		894,210

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (85.1%)* cont.	Shares	Value

Telephone (1.7%)

KDDI Corp. (Japan)	2,100	$55,049

Nippon Telegraph & Telephone Corp. (Japan)	2,700	109,152

Verizon Communications, Inc.	19,340	965,066

		1,129,267

Textiles (0.3%)

Carter’s, Inc.	2,200	200,838

		200,838

Tire and rubber (0.1%)

Cie Generale des Etablissements Michelin (France)	312	33,398

Continental AG (Germany)	108	19,244

		52,642

Tobacco (1.4%)

Altria Group, Inc.	10,429	666,726

British American Tobacco PLC (United Kingdom)	3,022	165,725

Imperial Brands PLC (United Kingdom)	3,164	135,681

		968,132

Toys (—%)

Namco Bandai Holdings, Inc. (Japan)	900	25,685

		25,685

Transportation services (0.4%)

Deutsche Post AG (Germany)	4,729	147,691

Royal Mail PLC (United Kingdom)	15,863	93,007

		240,698

Trucks and parts (0.4%)

Allison Transmission Holdings, Inc.	7,874	261,181

Nexteer Automotive Group, Ltd.	30,000	37,594

		298,775

Waste Management (0.4%)

Waste Management, Inc.	3,559	247,422

		247,422

Water Utilities (—%)

China Water Affairs Group, Ltd. (China)	40,000	28,621

		28,621

Total common stocks (cost $52,906,967)		$58,116,431

INVESTMENT COMPANIES (4.2%)*	Shares	Value

iShares MSCI Emerging Markets ETF S	2,839	$100,785

SPDR S&P 500 ETF Trust	11,179	2,463,628

SPDR S&P MidCap 400 ETF Trust	1,121	332,298

Total investment companies (cost $2,816,863)		$2,896,711

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value

Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	4/5/17	$0.00	584	$21,987

Shenzen Airport Co. 144A (China)	7/14/17	0.00	16,700	21,824

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	6,961	36,316

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	9,732	29,774

Total warrants (cost $101,977)				$109,901

30 Dynamic Asset Allocation Equity Fund

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.0%)*	price	amount	Value

IShares MSCI Emerging Market ETF (Put)	Dec-16/$36.00	$22,192	$19,699

USD/JPY (Call)	May-17/JPY 111.00	273,600	12,766

Total purchased options outstanding (cost $24,233)			$32,465

	Principal amount/		Value
SHORT-TERM INVESTMENTS (12.4%)*		shares

Putnam Cash Collateral Pool, LLC 0.73% [d]	Shares	1,169,779	$1,169,779

Putnam Short Term Investment Fund 0.51% L	Shares	7,031,950	7,031,950

U. S. Treasury Bills 0.447%, 2/16/17 #		$55,000	54,947

U. S. Treasury Bills 0.418%, 2/2/17		25,000	24,982

U. S. Treasury Bills 0.310%, 12/15/16 #		183,000	182,990

U. S. Treasury Bills 0.230%, 12/1/16 #		25,000	25,000

Total short-term investments (cost $8,489,637)			$8,489,648

TOTAL INVESTMENTS

Total investments (cost $64,339,677)	$69,645,156

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $ 68,316,316.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $146,922 to cover certain derivative contracts.

Dynamic Asset Allocation Equity Fund 31

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	77.4%	Australia	0.9%

Japan	3.9	Taiwan	0.8

United Kingdom	3.1	Hong Kong	0.7

France	2.1	Spain	0.6

Germany	1.6	Sweden	0.6

China	1.4	Russia	0.5

Switzerland	1.2	Other	4.2

South Korea	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $10,038,636) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	1/18/17	$54,139	$56,116	$(1,977)

	British Pound	Buy	12/21/16	68,104	67,897	207

	British Pound	Sell	12/21/16	68,104	71,190	3,086

	Canadian Dollar	Sell	1/18/17	21,154	21,644	490

	Chinese Yuan (Offshore)	Sell	2/16/17	132,576	133,244	668

	Euro	Buy	12/21/16	129,005	136,921	(7,916)

	Hong Kong Dollar	Sell	2/16/17	98,105	98,157	52

	Japanese Yen	Sell	2/16/17	105,775	112,997	7,222

	New Zealand Dollar	Sell	1/18/17	67,529	66,853	(676)

	Norwegian Krone	Sell	12/21/16	86,739	89,087	2,348

	Swedish Krona	Buy	12/21/16	281,766	288,643	(6,877)

	Swedish Krona	Sell	12/21/16	281,766	295,290	13,524

Barclays Bank PLC
	Australian Dollar	Buy	1/18/17	22,717	23,549	(832)

	British Pound	Sell	12/21/16	26,791	29,504	2,713

	Canadian Dollar	Sell	1/18/17	33,071	32,554	(517)

	Euro	Buy	12/21/16	154,681	163,124	(8,443)

	Euro	Sell	12/21/16	154,681	159,672	4,991

	Hong Kong Dollar	Sell	2/16/17	12,384	12,390	6

	Japanese Yen	Buy	2/16/17	171,361	186,876	(15,515)

	Swedish Krona	Buy	12/21/16	166,893	172,555	(5,662)

	Swedish Krona	Sell	12/21/16	166,893	173,904	7,011

	Swiss Franc	Buy	12/21/16	133,063	137,912	(4,849)

Citibank, N.A.
	Australian Dollar	Buy	1/18/17	107,319	109,727	(2,408)

	British Pound	Sell	12/21/16	90,263	95,708	5,445

32 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $10,038,636) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Chinese Yuan (Offshore)	Sell	2/16/17	$64,809	$65,523	$714

	Danish Krone	Sell	12/21/16	31,455	33,168	1,713

	Euro	Buy	12/21/16	108,955	114,148	(5,193)

	Japanese Yen	Sell	2/16/17	35,802	39,057	3,255

	New Zealand Dollar	Buy	1/18/17	72,833	77,202	(4,369)

	Swedish Krona	Buy	12/21/16	62,636	64,641	(2,005)

	Swedish Krona	Sell	12/21/16	62,636	67,464	4,828

Credit Suisse International
	Canadian Dollar	Buy	1/18/17	61,376	62,792	(1,416)

	Euro	Buy	12/21/16	61,215	63,771	(2,556)

	Euro	Sell	12/21/16	61,215	61,248	33

	Hong Kong Dollar	Sell	2/16/17	74,717	74,745	28

	Japanese Yen	Buy	2/16/17	247,444	269,899	(22,455)

	Norwegian Krone	Buy	12/21/16	3,089	3,144	(55)

	Swedish Krona	Buy	12/21/16	63,863	69,279	(5,416)

	Swedish Krona	Sell	12/21/16	63,863	67,950	4,087

	Swiss Franc	Buy	12/21/16	132,866	137,716	(4,850)

Goldman Sachs International
	Australian Dollar	Buy	1/18/17	80,767	83,727	(2,960)

	British Pound	Sell	12/21/16	3,631	5,287	1,656

	Canadian Dollar	Sell	1/18/17	670	186	(484)

	Euro	Buy	12/21/16	189,691	198,973	(9,282)

	Euro	Sell	12/21/16	189,691	193,707	4,016

	Japanese Yen	Buy	2/16/17	111,719	121,837	(10,118)

	New Taiwan Dollar	Sell	2/16/17	65,587	65,487	(100)

	New Zealand Dollar	Sell	1/18/17	126,997	129,302	2,305

	Norwegian Krone	Sell	12/21/16	67,780	67,065	(715)

	Russian Ruble	Buy	12/21/16	77,979	75,200	2,779

	Russian Ruble	Sell	12/21/16	77,979	78,722	743

	South Korean Won	Sell	2/16/17	63,601	63,559	(42)

	Swedish Krona	Buy	12/21/16	167,251	174,961	(7,710)

	Swedish Krona	Sell	12/21/16	167,251	178,652	11,401

HSBC Bank USA, National Association
	British Pound	Buy	12/21/16	164,876	174,805	(9,929)

	Hong Kong Dollar	Sell	2/16/17	33,127	33,140	13

	Japanese Yen	Buy	2/16/17	67,009	73,086	(6,077)

	Swedish Krona	Buy	12/21/16	60,476	63,259	(2,783)

	Swedish Krona	Sell	12/21/16	60,476	62,401	1,925

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/18/17	172,595	177,914	(5,319)

	British Pound	Sell	12/21/16	47,948	54,499	6,551

	Canadian Dollar	Buy	1/18/17	55,045	55,735	(690)

	Chinese Yuan	Sell	2/16/17	67,753	67,712	(41)

	Euro	Sell	12/21/16	154,468	163,586	9,118

Dynamic Asset Allocation Equity Fund 33

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $10,038,636) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Hong Kong Dollar	Sell	2/16/17	$64,501	$64,526	$25

	Japanese Yen	Sell	2/16/17	769,485	839,283	69,798

	New Taiwan Dollar	Sell	2/16/17	65,587	65,092	(495)

	New Zealand Dollar	Sell	1/18/17	250,742	251,641	899

	Norwegian Krone	Sell	12/21/16	174,172	182,143	7,971

	Russian Ruble	Buy	12/21/16	72,120	69,946	2,174

	Russian Ruble	Sell	12/21/16	72,120	72,258	138

	Singapore Dollar	Buy	2/16/17	104,725	108,135	(3,410)

	South Korean Won	Sell	2/16/17	63,601	63,838	237

	Swedish Krona	Buy	12/21/16	37,224	31,059	6,165

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/18/17	63,064	65,422	(2,358)

	Canadian Dollar	Buy	1/18/17	39,477	40,412	(935)

	Euro	Buy	12/21/16	61,321	63,621	(2,300)

	New Zealand Dollar	Buy	1/18/17	21,708	23,135	(1,427)

	Norwegian Krone	Buy	12/21/16	8,517	8,668	(151)

	Norwegian Krone	Sell	12/21/16	8,517	8,906	389

	Swedish Krona	Buy	12/21/16	182,579	189,691	(7,112)

	Swedish Krona	Sell	12/21/16	182,579	188,317	5,738

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/18/17	28,545	29,594	(1,049)

	Euro	Buy	12/21/16	10,821	13,356	(2,535)

	Japanese Yen	Buy	2/16/17	60,737	63,846	(3,109)

	New Zealand Dollar	Sell	1/18/17	68,308	68,620	312

UBS AG
	Australian Dollar	Buy	1/18/17	102,231	105,951	(3,720)

	British Pound	Sell	12/21/16	9,765	11,294	1,529

	Euro	Buy	12/21/16	93,785	98,949	(5,164)

	Japanese Yen	Buy	2/16/17	216,013	237,153	(21,140)

	New Zealand Dollar	Sell	1/18/17	67,600	67,173	(427)

	Swedish Krona	Buy	12/21/16	59,510	63,654	(4,144)

	Swedish Krona	Sell	12/21/16	59,510	61,403	1,893

WestPac Banking Corp.
	Australian Dollar	Buy	1/18/17	236,620	241,651	(5,031)

	Japanese Yen	Buy	2/16/17	247,446	269,836	(22,390)

Total						$(46,938)

34 Dynamic Asset Allocation Equity Fund

FUTURES CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	35	$4,628,050	Dec-16	$271,543

S&P 500 Index E-Mini (Long)	8	879,520	Dec-16	33,107

Total				$304,650

WRITTEN OPTIONS OUTSTANDING at 11/30/16 (premiums $9,514) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

IShares MSCI Emerging Market ETF (Put)	Dec-16/$34.00	$22,192	$3,885

USD/JPY (Call)	May-17/JPY 118.00	273,600	5,198

Total			$9,083

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

baskets	2,056	$—	12/15/20	(1 month USD-	A basket (GSEHPKPA)	$190
				LIBOR-BBA plus	of common stocks
				1.00%)

baskets	1,479	—	12/15/20	(1 month USD-	A basket (GSEHPKPA)	137
				LIBOR-BBA plus	of common stocks
				1.00%)

shares	5,000	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	688
				LIBOR-BBA plus
				1.00%)

shares	500	—	12/15/20	1 month USD-	Engro Corp., Ltd.	69
				LIBOR-BBA plus
				1.00%

Total		$—				$1,084

Dynamic Asset Allocation Equity Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Basic materials	$1,283,065	$845,492	$—

Capital goods	3,291,920	259,835	—

Communication services	1,799,872	271,670	—

Conglomerates	—	151,972	—

Consumer cyclicals	7,422,882	1,273,965	329

Consumer staples	3,920,962	977,205	—

Energy	3,290,028	802,633	—

Financials	10,235,515	1,810,374	—

Health care	5,773,734	956,164	—

Technology	9,881,460	146,832	—

Transportation	1,229,998	293,203	—

Utilities and power	1,847,950	349,371	—

Total common stocks	49,977,386	8,138,716	329

Investment companies	2,896,711	—	—

Purchased options outstanding	—	32,465	—

Warrants	—	109,901	—

Short-term investments	7,031,950	1,457,698	—

Totals by level	$59,906,047	$9,738,780	$329

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(46,938)	$—

Futures contracts	304,650	—	—

Written options outstanding	—	(9,083)	—

Total return swap contracts	—	1,084	—

Totals by level	$304,650	$(54,937)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation. Transfers between Level 1 and Level 2 during the reporting period, totaling $1,712,356, are the result of changing to a pricing service as the source for the securities prices. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 11/30/16 (Unaudited)

ASSETS

Investment in securities, at value, including $1,129,152 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $56,137,948)	$61,443,427
Affiliated issuers (identified cost $8,201,729) (Notes 1 and 5)	8,201,729

Foreign currency (cost $39,829) (Note 1)	39,718

Foreign tax reclaim	14,393

Dividends, interest and other receivables	145,385

Receivable for shares of the fund sold	51,793

Receivable for investments sold	26,103

Receivable from Manager (Note 2)	8,585

Receivable for variation margin (Note 1)	10,595

Unrealized appreciation on forward currency contracts (Note 1)	200,196

Unrealized appreciation on OTC swap contracts (Note 1)	1,084

Prepaid assets	5,308

Total assets	70,148,316

LIABILITIES

Payable to custodian	3,722

Payable for investments purchased	68,118

Payable for shares of the fund repurchased	174,013

Payable for custodian fees (Note 2)	71,519

Payable for investor servicing fees (Note 2)	720

Payable for Trustee compensation and expenses (Note 2)	5,356

Payable for administrative services (Note 2)	242

Payable for variation margin (Note 1)	36,712

Unrealized depreciation on forward currency contracts (Note 1)	247,134

Written options outstanding, at value (premiums $9,514) (Notes 1 and 3)	9,083

Collateral on securities loaned, at value (Note 1)	1,169,779

Other accrued expenses	45,602

Total liabilities	1,832,000

Net assets	$68,316,316

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$62,326,259

Undistributed net investment income (Note 1)	874,311

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(444,554)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,560,300

Total — Representing net assets applicable to capital shares outstanding	$68,316,316

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($16,466 divided by 1,417 shares)	$11.62

Offering price per class A share (100/94.25 of $11.62)*	$12.33

Net asset value, offering price and redemption price per class P share
($68,299,850 divided by 5,873,635 shares)	$11.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 37

Statement of operations Six months ended 11/30/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded $14,444)	$674,441

Interest (including interest income of $12,892 from investments in affiliated issuers) (Note 5)	13,181

Securities lending (net of expenses) (Notes 1 and 5)	2,941

Total investment income	690,563

EXPENSES

Compensation of Manager (Note 2)	192,871

Investor servicing fees (Note 2)	39,679

Custodian fees (Note 2)	64,707

Trustee compensation and expenses (Note 2)	1,794

Administrative services (Note 2)	758

Auditing and tax fees	48,991

Other	23,191

Fees waived and reimbursed by Manager (Note 2)	(103,912)

Total expenses	268,079

Expense reduction (Note 2)	(689)

Net expenses	267,390

Net investment income	423,173

Net realized gain on investments (net of foreign tax of $123) (Notes 1 and 3)	863,407

Net realized gain on swap contracts (Note 1)	1,196

Net realized gain on futures contracts (Note 1)	132,034

Net realized gain on foreign currency transactions (Note 1)	79,178

Net realized gain on written options (Notes 1 and 3)	17

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(13,585)

Net unrealized appreciation of investments, futures contracts, swap contracts, and written
options during the period	1,887,332

Net gain on investments	2,949,579

Net increase in net assets resulting from operations	$3,372,752

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/16*	Year ended 5/31/16

Operations

Net investment income	$423,173	$682,088

Net realized gain (loss) on investments
and foreign currency transactions	1,075,832	(1,420,037)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,873,747	(2,212,416)

Net increase (decrease) in net assets resulting
from operations	3,372,752	(2,950,365)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(388)

Class Y	—	(617,686)

Net realized short-term gain on investments

Class A	—	(196)

Class Y	—	(310,762)

From net realized long-term gain on investments
Class A	—	(657)

Class Y	—	(1,044,921)

Increase from capital share transactions (Note 4)	5,670,654	16,803,235

Total increase in net assets	9,043,406	11,878,260

NET ASSETS

Beginning of period	59,272,910	47,394,650

End of period (including undistributed net investment
income of $874,311 and $451,138, respectively)	$68,316,316	$59,272,910

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

November 30, 2016**	$11.05	.07	. 50.57		—	—	—	$11.62	5.16*	$16	.46*	.61*	56*

May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109

May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132

May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69

May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73

May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82

Class P

November 30, 2016**#	$11.41	.04	.18	. 22	—	—	—	$11.63	1.93*	$68,300	.16*	.35*	56*

* Not annualized.

** Unaudited.

# For the period August 31, 2016 (commencement of operations) to November 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

	Percentage of average net assets

	Class A	Class P

November 30, 2016	0.16%	0.10%

May 31, 2016	0.33	—

May 31, 2015	0.50	—

May 31, 2014	0.57	—

May 31, 2013	0.76	—

May 31, 2012	0.75	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

40 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 41

Notes to financial statements 11/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through November 30, 2016.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. The fund began offering class P shares on August 31, 2016. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally are not subject to a contingent deferred sales charge. Class P shares are not subject to a contingent deferred sales charge. Class P shares are sold at net asset value, are generally subject to the same expenses as class A shares, but do not bear a distribution fee and bear a lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. Effective September 30, 2016, the fund has terminated its class Y shares. As of the end of the reporting period, all of the Class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

42 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Dynamic Asset Allocation Equity Fund 43

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

44 Dynamic Asset Allocation Equity Fund

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $135,292 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,169,779 and the value of securities loaned amounted to $1,129,152.

Dynamic Asset Allocation Equity Fund 45

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$195,807	$—	$195,807

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,014,211 recognized during the period between November 1, 2015 and May 31, 2016 to its fiscal year ending May 31, 2017.

The aggregate identified cost on a tax basis is $64,625,622, resulting in gross unrealized appreciation and depreciation of $7,236,327 and $2,216,793, respectively, or net unrealized appreciation of $5,019,534.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

46 Dynamic Asset Allocation Equity Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.299% of the fund’s average net assets.

Effective September 1, 2016, Putnam Management has contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $65,425 as a result of this limit.

Putnam Management had contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $38,487 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the

Dynamic Asset Allocation Equity Fund 47

aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$17	Class Y	37,674

Class P	1,988	Total	$39,679

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $78 under the expense offset arrangements and by $611 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $54, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

48 Dynamic Asset Allocation Equity Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$34,507,421	$33,439,365

U.S. government securities (Long-term)	—	—

Total	$34,507,421	$33,439,365

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option
	contract amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$6,866	$2,249

Options opened	296,950	10,626

Options exercised	—	—

Options expired	—	—

Options closed	(8,024)	(3,361)

Written options outstanding at the
end of the reporting period	$295,792	$9,514

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 11/30/16		YEAR ENDED 5/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	113	1,241

	—	—	113	1,241

Shares repurchased	—	—	(1,485)	(15,844)

Net decrease	—	$—	(1,372)	$(14,603)

	FOR THE PERIOD 8/31/16 (COMMENCEMENT OF
	OPERATIONS) TO 11/30/16

Class P	Shares	Amount

Shares sold	7,616,282	$86,970,100

Shares issued in connection with reinvestment of distributions	—	—

	7,616,282	86,970,100

Shares repurchased	(1,742,647)	(19,948,503)

Net increase (decrease)	5,873,635	$67,021,597

Dynamic Asset Allocation Equity Fund 49

	SIX MONTHS ENDED 11/30/16*		YEAR ENDED 5/31/16†
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,087,903	$12,171,818	3,897,013	$43,731,121

Shares issued in connection with
reinvestment of distributions	—	—	179,234	1,973,368

	1,087,903	12,171,818	4,076,247	45,704,489

Shares repurchased	(6,449,269)	(73,522,761)	(2,599,688)	(28,886,651)

Net increase (decrease)	(5,361,366)	$(61,350,943)	1,476,559	$16,817,838

* Effective September 30, 2016 the fund has liquidated its class Y shares.

† The funds’ May 31, 2016 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the funds’ subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	8,187,649	$91,826,243

Shares repurchased	(6,890,324)	(76,981,773)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	933	65.8%	$10,841

Class P	876	0.01	10,188

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the
	beginning of the			Investment	Capital gain
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	distributions

Putnam Cash Collateral
Pool, LLC *	$980,739	$13,364,946	$13,175,906	$3,521	$1,169,779

Putnam Short Term
Investment Fund **	1,793,425	21,580,669	16,342,144	12,892	7,031,950

Totals	$2,774,164	$34,945,615	$29,518,050	$16,413	$8,201,729

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

50 Dynamic Asset Allocation Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$10,000

Purchased currency options (contract amount)	$120,000

Written equity option contracts (contract amount) (Note 3)	$10,000

Written currency options (contract amount) (Note 3)	$120,000

Futures contracts (number of contracts)	40

Forward currency contracts (contract amount)	$19,000,000

OTC total return swap contracts (notional)	$49,000

Warrants (number of warrants)	35,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange	Investments,
contracts	Receivables	$212,962	Payables	$252,332

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	435,334*	depreciation	3,885

Total		$648,296		$256,217

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for				Forward
as hedging instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$(4,409)	$—	$85,956	$—	$81,547

Equity contracts	4,475	17	132,034	—	1,196	137,722

Total	$4,475	$(4,392)	$132,034	$85,956	$1,196	$219,269

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for				Forward
as hedging instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$1,504	$—	$(13,359)	$—	$(11,855)

Equity contracts	6,581	7,621	281,606	—	790	296,598

Total	$6,581	$9,125	$281,606	$(13,359)	$790	$284,743

Dynamic Asset Allocation Equity Fund 51

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets
OTC Total return
swap contracts*#	$—	$—	$—	$—	$1,084	$—	$—	$—	$—	$—	$—	$—	$1,084

Futures contracts§	—	—	—	—	—	—	—	10,595	—	—	—	—	10,595

Forward currency
contracts #	27,597	14,721	15,955	4,148	22,900	1,938	103,076	—	6,127	312	3,422	—	200,196

Purchased options **#	—	—	—	—	—	—	12,766	—	—	—	19,699	—	32,465

Total Assets	$27,597	$14,721	$15,955	$4,148	$23,984	$1,938	$115,842	$10,595	$6,127	$312	$23,121	$—	$244,340

Liabilities
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	36,712	—	—	—	—	36,712

Forward currency
contracts #	17,446	35,818	13,975	36,748	31,411	18,789	9,955	—	14,283	6,693	34,595	27,421	247,134

Written options #	—	—	—	—	—	—	5,198	—	—	—	3,885	—	9,083

Total Liabilities	$17,446	$35,818	$13,975	$36,748	$31,411	$18,789	$15,153	$36,712	$14,283	$6,693	$38,480	$27,421	$292,929

Total Financial and	$10,151	$(21,097)	$1,980	$(32,600)	$(7,427)	$(16,851)	$100,689	$(26,117)	$(8,156)	$(6,381)	$(15,359)	$(27,421)	$(48,589)
Derivative Net Assets

Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$10,151	$(21,097)	$1,980	$(32,600)	$(7,427)	$(16,851)	$100,689	$(26,117)	$(8,156)	$(6,381)	$(15,359)	$(27,421)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

52 Dynamic Asset Allocation Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

54 Dynamic Asset Allocation Equity Fund

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Equity Fund 55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017